SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 18:-	SUBSEQUENT EVENTS

1.
On March 1 2017, the Company's subsidiary Eldista Gmbh, received a notice from its largest tenant in Switzerland, LEM Switzerland SA, (the “Tenant”), regarding the deposit of the monthly rent as of March 2017 amounting to CHF 279 (app. $ 277 vat inclusive)  with Banque cantonale de Genève under the control of the Pouvoir judiciaire of the Canton of Geneva, as a preliminary process for filing a claim with the Commission de Conciliation en Matière de Baux et Loyers of the Canton of Geneva, or the Commission. The Tenant claims that there are serious defects affecting the rented premises, which merit the Tenant with a reimbursement of CHF 2,428 (app, $ 2,405) (excluding VAT) as well as CHF 69 (app, $ 69) as indemnification for consequential damages for the years 2014 and 2015. The Tenant also reserves its claims regarding damages suffered before year 2014. The Tenant may continue to deposit the monthly rent until the end of the proceedings. According to the Swiss Code of Obligations, the Tenant has to file a formal claim with the Commission, within 30 days from the date of the deposit (i.e. March 30, 2017).

At this preliminary stage, the Company cannot provide an assessment as to the chances of the claim and the exposure to the Company.

2.
In March 2017, the Company's audit committee and board of directors approved, in accordance with the Israeli Companies Regulations (Relieves for Transactions with Interested Parties) of 2000, the receipt of a $ 5,000 loan, (the “Loan”), from the Company's controlling shareholder. The Loan was granted to the Company on March 28, 2017 for the purpose of strengthening the Company's liquidity. The Loan does not bear any interest or linkage differentials and is unsecured. The Loan is due on April 1, 2019, however, the Company may prepay the Loan prior to such date at it's sole discretion without any penalty.